SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                       Securities and Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant     [X]

Filed by Party other than the Registrant     [  ]

Check the appropriate box:

[   ]       Preliminary Proxy Statement
[X]   Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to ss.240-11(c) or ss.240.14a-12


                                  Autoeye, Inc.
                (Name of Registrant as Specified in Its Charter)


                    William T. Hart - Attorney for Registrant
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
     14a-6(i)(3)

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3)      Per unit price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11:

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4) Proposed maximum aggregate value of transaction:

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      [ ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:

            -----------------------------------

2)    Form, Schedule or Registration No.:

            -----------------------------------

3)    Filing Party:

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4)    Date Filed:

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                                  AUTOEYE, INC.
                               #6-2150 Bowen Road
                            Nanaimo, British Columbia
                                 Canada V9F 1H7
                                 (250) 758-0665


                          NOTICE OF SPECIAL MEETING OF
                    SHAREHOLDERS TO BE HELD FEBRUARY 25, 2000



      Notice is hereby given that a special meeting of the shareholders of Autoeye, Inc. (the "Company") will be held at the Company's offices, Suite 1650, 200 Burrard Street, Vancouver, British Columbia, Canada on February 25, 2000, at 9:00 a.m., for the following purpose:

(1) to change the name of the Company to forestindustry.com, Inc..

            To transact such other business as may properly come before the meeting.

      The Board of Directors has fixed the close of business on February 9, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Shareholders are entitled to one vote for each share held. As of February 9, 2000, the Company had 14,964,540 outstanding shares of common stock.


                                    AUTOEYE, INC.



February 10, 2000             By   Joe Perraton
                                      President


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                                  AUTOEYE, INC.
                               #6-2150 Bowen Road
                            Nanaimo, British Columbia
                                 Canada V9F 1H7
                                 (250) 758-0665

                                 PROXY STATEMENT

         The accompanying proxy is solicited by the Board of Directors of the Company for voting at the special meeting of shareholders to be held on February 25, 2000, and at any and all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying notice of the special meeting of shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address set forth on page one or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was mailed to shareholders of record on or about February 10, 2000.

         Only the holders of the Company's common stock are entitled to vote at the meeting. Each share of common stock is entitled to one vote and votes may be cast either in person or by proxy. A quorum consisting of one-third of the shares entitled to vote is required for the meeting. The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock is required to approve the change of the Company's name. The approval of the holders of a majority of shares present at the meeting, in person or by proxy, is required to approve any other proposal to come before the meeting. As of February 9, 2000 the Company had 14,964,540 outstanding shares of common stock.

      Shares of the Company's common stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the special meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Brokerage firms will not have discretionary authority to vote these "street-name" shares with respect to the proposal to change the Company's name. Because approval of the name change requires the approval of a majority of the Company's outstanding shares, abstentions and broker non-votes will have the same effect as votes against the approval of the name change.

                             PRINCIPAL SHAREHOLDERS

      The following table sets forth the number of and percentage of outstanding shares of common stock beneficially owned by the Company's officer and director and those shareholders owning more than 5% of the Company's common stock as of February 9, 2000.



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                                                                Shares of
Name and Address                      Common Stock          Percent of Class

Joe Perraton                            2,400,000                   16%
#6-2150 Bowen Road
Nanaimo, British Columbia
Canada V9F 1H7

Marc White                              6,900,000 (1)             46.1%
#6-2150 Bowen Road
Nanaimo, British Columbia
Canada V9F 1H7

Andrew Hromyk                              37,500 (2)              0.3%
Suite 1650
200 Burrard Street
Vancouver, British Columbia
Canada  V6C 3L6

Bona Vista West Ltd.                    4,137,240                 27.6%
P.O. Box 62
2001 Leeward Highway
Providenciales, Turks & Caicos Islands

All Officers and Directors              9,375,500                 62.4%
  as a Group (3 persons)

(1) Shares are registered in the name of Teaco Properties Ltd. Mr. White is a controlling person of Teaco Properties Ltd.
(2) Shares are registered in the name of Century Capital Management, Ltd., a company controlled by Mr. Hromyk.

PROPOSAL TO CHANGE THE COMPANY'S NAME

      The Company was incorporated on December 18, 1997. Since its formation, the Company has been inactive.

      On January 31, 2000 the Company acquired all of the issued and outstanding shares of Forest Industry Online, Inc. in exchange for 10,000,000 shares of the Company's common stock.

      Forest Industry was incorporated on January 9, 1997. Forest Industry's principal business activities include designing web sites and operating and maintaining a computer internet web site for companies associated with the forest industry.

      Forest Industry has a website at forestindustry.com, which is fully operational.

      As of January 25, 1999 Forest Industry employed thirteen people on a full-time basis.

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      As a result of the  acquisition of Forest  Industry Andrew Hromyk resigned as the Company's president. The Company's new officers and directors are:

            Name                                Position

            Joe Perraton                     President and a Director
            Andrew Hromyk                    Secretary and a Director
            Marc White                       Director

      In connection with the acquisition of Forest Industry, the following persons were issued shares of the Company's common stock.

                                                Shares
      Name                                      Owned

      Joe Perraton                            2,400,000
      Lara Perraton                             700,000
      Teaco Properties Ltd.                   6,900,000 (1)

(1) Marc White, a director of the Company, is a controlling person of Teaco Properties Ltd.

      As a result of the acquisition of Forest Industry, the Company agreed to submit a proposal to the Company's shareholders to change the name of the Company to forestindustry.com, Inc.

AVAILABILITY OF ANNUAL REGISTRATION STATEMENT ON FORM 10-SB

      The Company's Registration Statement on Form 10-SB will be sent to any shareholder of the Company upon request. Requests for a copy of this report should be addressed to the Secretary of the Company at the address provided on the first page of this proxy statement.

SHAREHOLDER PROPOSALS

      Any shareholder proposal which may properly be included in the proxy solicitation material for the annual meeting of shareholders to be held after the Company's fiscal year ending May 31, 2000 must be received by the Secretary of the Company not later than September 30, 2000.





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                                  AUTOEYE, INC.

                This Proxy is Solicited by the Board of Directors

            The undersigned stockholder of the Company, acknowledges receipt of the Notice of the Special Meeting of Stockholders, to be held February 25, 2000, 9:00 a.m. local time, at Suite 1650, 200 Burrard Street, Vancouver, British Columbia, and hereby appoints Andrew Hromyk and John Legg, each with the power of substitution, as Attorneys and Proxies to vote all the shares of the undersigned at said Special Meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue hereof. The above named Attorneys and Proxies are instructed to vote all of the undersigned's shares as follows:

      (1)   To change the name of the Company to forestindustry.com, Inc.;
                         __      __          __
                        /_/ FOR /_/ AGAINST /_/ ABSTAIN


      To transact such other business as may properly come before the meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEM 1.

                                            Dated this____day of______,2000.


                                            ---------------------------------
                                                          (Signature)

                                            ---------------------------------
                                                          (Signature)

                                         Please  sign  your name  exactly  as it
                                         appears on your stock  certificate.  If
                                         shares are held  jointly,  each  holder
                                         should sign. Executors,  trustees,  and
                                         other  fiduciaries  should so  indicate
                                         when signing.

                                         Please Sign, Date and Return this Proxy
                                         so that your shares may be voted at the
                                         meeting.

                                         Return this Proxy to:
                                         Autoeye, Inc.
                                         200 Burrard St., Suite 1650
                                         Vancouver, British Columbia
                                         Canada V6C 3L6
                                         (604) 689-3355 telephone number
                                         (604) 689-5320 fax number